--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2003

                           M&I Auto Loan Trust 2002-1
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-76406-01                  36-2042850
------------------------            ------------                  ----------
(State or Other Jurisdiction        (Commission File           (I.R.S. Employer
 of Incorporation)                       Number)              Identification No.)

c/o Bank One, National Association, as Indenture Trustee
--------------------------------------------------------
Global Corporate Trust Services - 9th floor
-------------------------------------------
Mail Code IL1-0126
------------------
1 Bank One Plaza, Chicago IL                                      60670-0126
----------------------------                                      ----------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:               312/407-1791
                                                                  ------------

Item 5.   Other Events

          On behalf of M&I Auto Loan Trust 2002-1, a Trust created pursuant to an Amended and Restated Trust Agreement, dated October 10, 2002, by The Bank of New York as the Owner Trustee for the Trust, and M&I Dealer Auto Securitization as the Depositor. The Indenture Trustee has caused to be filed with the Commission, the Monthly Report dated August 20, 2003. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's
          Class:
          A-1  Notes due October 20, 2003
          A-2  Notes due July 20, 2005
          A-3  Notes due October 22, 2007
          A-4  Notes due October 20, 2008
          B    Notes due September 21, 2009

          A.   Monthly Report Information:
               Aggregate distribution information for the current distribution date of August 20, 2003.

                     Principal          Interest                Ending Balance
                     ---------          --------                --------------

     Cede & Co. $18,917,795.00          $745,583.41           $339,661,735.35

          B. There has been no withdrawal from the Reserve Account. There was a release of $0 from the Reserve Account due to a reduction of the Specified Reserve Account Balance requirement.

          C.   Have any deficiencies occurred? NO.
                     Date:
                     Amount:

          D. Were any amounts paid or are any amounts payable under the a credit enhancement agreement? Not Applicable
                     Amount:

          E.   There is no insurance policy.

          F.   Item 1: Legal Proceedings: NONE

          G.   Item 2: Changes in Securities: NONE

          H.   Item 4: Submission of Matters to a Vote of Security Holders:
               NONE

          I.   Item 5: Other Information - Items 1, 2, 4, 5 if applicable:

               This month there was a release of funds totaling $1,246,970.26 to the Seller.

Item 7.   Monthly Statements and Exhibits

          Exhibit No.
          -----------

          1.   Monthly Statement to Certificateholders dated August 20, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     M&I Auto Loan Trust 2002-1


                                 By  /s/ Charles A. McLaugnlin
                                     --------------------------------------
                                     Name:   Charles A. McLaughlin
                                     Title:  Corporate Trust Administrator

Dated: August 20, 2003